SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 1997


                    Structured Asset Securities Corporation,
            Mortgage Pass-Through Certificates, Series 1996-05 Trust
             (Exact name of registrant as specified in its charter)





New York (governing law
of Pooling and
Servicing Agreement)                 33-99598-02          52-2016569, 52-2016570
(State or other                     (Commission           (I.R.S. Employer
jurisdiction of                      File Number)         Identification No.)
incorporation or organization)



c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On   September   September 25, 1997,   a   distribution   was made to holders of
Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1996-05 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,  Series  1996-05  Trust,  relating to the September
               25, 1997, distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


             Structured Asset Securities Corporation, Mortgage Pass-
                   Through Certificates, Series 1996-05 Trust
                                  (Registrant)

                         By:      Norwest Bank Minnesota, N.A.
                                  as agent for the Trustee
                         By:      /s/Sherri J. Sharps
                         Name:    Sherri J. Sharps
                         Title:   Vice president
                         Date:    October 1, 1997




                                INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates, Series 1996-05 Trust, relating to the September 25,
               1997, distribution